CREATIONS, INC.

Investor Presentation

Feb 2021

Forward looking statement

- *Certain information set forth in this presentation contains "forward-looking information", including "future-oriented financial information" and "financial outlook", under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered hereunder; (iii) the expected development of the Company's business, projects, and joint ventures; (iv) execution of the Company's vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company's projects; (vi) completion of the Company's projects that are currently underway, in development or otherwise under consideration; (vi) renewal of the Company's current customer, supplier and other material agreements; and (vii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.*

- *These statements are not guaranteeing of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.*

- *Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.*

CREATIONS INC.

Latest news

- SEC Effective September 2020.
- In process to complete process with our market maker, FINRA and OTC market.
- Merger between our two assets (Yetsira and Ocean) is proceeding as planed.

CREATIONS INC.

Strategy recap

- Organic and rollup strategy for an international financial services company. Utilizing innovative ideas, scale and synergies to achieve accretive growth and income.

Leadership

- Guy Nissensohn, Founder, Chairman and CEO
- Yaniv Aharon, Director and CEO of Ocean Yetsira.
- Ilan Arad, VP Investments of Ocean Yetsira.
- Dan Barcai, VP Marketing of Ocean Yetsira.
- Shmuel Yelshevich, CFO of Ocean Yetsira.
- Michael Svetliz, Investment Manager of Ocean Yetsira.
- Maya Atlas, VP HR of Ocean Yetsira.
- Jonathan Ben Moshe, Global markets of Ocean Yetsira.



Ocean Yetsira asset management – background and philosophy

- Ocean Yetsira is an asset management firm that was founded in 2014 and licensed by the Israel Securities Authority (ISA) that specializes in the investment management for mutual funds and investment portfolios for selected customers.
- Our investment managers present the knowledge, experience and proven track record required to analyze and identify investment opportunities in the global markets. These expertise allow us to achieve excess returns for our customers while adjusting the appropriate level of risk.
- In Ocean Yetsira, we understand and embrace the vast responsibility of managing our client's capital, and we work tirelessly to meet the highest industry standards. We value integrity, professionalism and excellence above all else.

Our funds performance

- Relative to other funds in the same categories we did very well (sample of our superstars):

Fund	S/N	Type	Yield 2020	Sharp 2020	Place in category	Total funds in category
Ocean Yetsria Flexible	5119995	Flexible	48.79%	1.93	1	42
Ocen Yetsira Invest	5124268	Flexible	32.77%	1.31	6	42
Ocean Yetsira 80/20	5123666	bonds+20%	5.97%	0.61	8	98
Ocen Yetsira Menayot	5119987	Equity	19.73%	0.75	11	60
Ocen Yetsira Equity	5127964	Equity	17.27%	0.76	14	60

AUM Growth last 4 quarters

Average Q/Q growth rate of 11% and accelerating.


AUM (Millions $)
$220
$200
$180
$160
$140
$120
$100
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021E

CREATIONS INC.

Fee's development last 4 quarters


Fees as percentage of AUM
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021E

CREATIONS INC.

Our projection for positive adjusted EBITDA

expected positive adjusted EBITDA Q4 2021.

CREATIONS INC.



Adjusted EBITDA
$250
$200
$150
$100
$50
$0
-$50
-$100
-$150
-$200
-$250
Q1 2020
Q2 2020
Q3 2020
Q4 2020E
Q1 2021E
Q2 2021P
Q3 2021P
Q4 2021P
Q1 2022P
Q2 2022P
Q3 2022P
Q4 2022P

* Adjusted Non-GAAP, Not reviewed

Different acquisition dates – Improved efficiency overall



Creations takeover efficiency – AUM development $mm
580
560
540
520
500
480
460
AUM at the purchase date ILS
First month
Seconed month
Third month
Fourth month
Fifth mothe
Sixth month

CREATIONS INC.

CREATIONS INC.

Our current market AUM size

- Approx. $60 billions.
- Creations is 0.4% of its market – growth opportunities are high with good performance.

CREATIONS INC.

Marketing and distribution strategy



$60B of Private investors, banks clients
2,000 Investment advisors
5 banks = 5 rating systems

$60 Billions of market AUM consulted by 2,000 investment advisors who receive rating from performance-based system.

The company’s efforts are focused on achieving high rating & marketing to the bank investment advisors.

CREATIONS INC.

Our AUM growth vs. total market (as a percentage)


Creations AUM growth vs. Total market
160
150
140
130
120
110
100
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021E

Performance will drive market share.

CREATIONS INC.

Projections, excluding any rollup or other activities



Projection – organic- AUM $mm
$700
$600
$500
$400
$300
$200
$100
$0
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021E
Q2 2021P
Q3 2021P
Q4 2021P
Q1 2022P
Q2 2022P
Q3 2022P
Q4 2022P

Comps and valuation (1) – Israeli market

- Average Price / AUM multiple of 1.74%.
- Creations share price according to this average plus net working capital could equal $1.48 (Without growth consideration).
- Based on our projection of AUM for Q4 2021, Creations share price according to this average plus net working capital could equal $1.78.
- There is no assurance that our shares will ever achieve these prices, it is only a back-of-the-envelope comps calculation

Fund Name	Date	AUM (B)	Price	Price / AUM	Comments
Halman Aldobi	Dec-20	$7.48	$85.67	1.15%	Acquisition of HA by Phoenix
Altsholer - IPO	Jul-19	$29.60	$342.68	1.16%	IPO
Meitav - Dash	Dec-20	$42.06	$348.91	0.83%	Market Price
Yalin	Dec-20	$28.04	$479.13	1.71%	Market Price
Psagot	Dec-20	$51.40	$467.29	0.91%	Purchase offer from Altsholer
Altsholer	Dec-20	$48.60	$1,088.16	2.24%	Market Price
More	Dec-20	$7.48	$312.15	4.18%	Market Price

CREATIONS INC.

Comps and valuation (2) – Financial Services (similar size, public)

- Average Price / Sales multiple of 7.4.
- Creations share price according to this average plus net working capital could equal $2.3.

  (Without growth consideration - Creations last quarter growth was 18.43%).
- Based on our projection of 2021 sales, Creations share price according to this average plus net working capital could equal $4.43.
- There is no assurance that our shares will ever achieve these prices, it is only a back-of-the-envelope comps calculation

Symbol	Name	Price	Market Cap	Last Q Growth	Revenues (TTM)	P/S
GOVB	Gouverneur Bancorp, Inc.	10.5	21.3	10.85%	4.241	5.0
8350	Excalibur Global Financial Holdings Limited	0.02	13.5	-13.33%	1.212	11.1
TTT	TitanMet S.p.A.	0.06	8.4	2.50%	0.794	10.6
SIL	Sterling Investments Limited	0.02	8.8	-24.07%	0.868	10.14
FNX	Finexia Financial Group Limited	0.07	10.9	12.50%	1.365	7.99
8340	Vinco Financial Group Limited	0.0099	6.4	-4.79%	1.146	5.58
GIBUI	Gibui Holdings Ltd	3.21	18.6	28.48%	3.057	6.08
KAM	K2 Asset Management Holdings Ltd	0.06	14.4	12.63%	2.122	6.79
FNFI	First Niles Financial, Inc.	10.2	11.5	9.16%	2.147	5.36
NEOFI	NEO Finance, AB	3.28	12.7	2.34%	2.322	5.47
Average				**3.63%**		**7.4**

CREATIONS INC.

Capital structure

- 3,544,242 shares issued. Also 3,544,242 Warrants at $1 per share.
- Two insiders hold 1,599,127.
- Total shareholders: 41.

Corporate information

Creations Inc CIK#: 0001795938

IRS Employer number: 84-2054332

CUSIP NUMBER: 22527X 105

ISIN NUMBER: US22527X1054

Delaware incorporation: 7416177

SEC Legal council: Sichenzia Ross Ference LLP

PCAOB accountants: Barzilay & Co.

Registered office: 8 The Green STE A, Dover, DE 19901, USA

USA C/O: Sichenzia Ross Ference LLP, 1185 Avenue of the Americas, 37th Floor, New York, NY, USA

Ocean – Yetsira: Zabotinsky 9, Bnei Brak, Israel.

Thank you!

CREATIONS INC.